Exhibit 99.21

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 February, 2000
           Series 1999-11, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                  $    799,383.50
                                                                   -------------
               (b)   Interest                                   $  5,391,657.04
                                                                   -------------
               (c)   Total                                      $  6,191,040.54
                                                                   -------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                  $    618,599.39
                                                                   -------------
               (b)   Interest                                   $  4,171,408.71
                                                                   -------------
               (c)   Total                                      $  4,790,008.10
                                                                   -------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                  $    180,784.11
                                                                   -------------
               (b)   Interest                                   $  1,220,248.33
                                                                   -------------
               (c)   Total                                      $  1,401,032.44
                                                                   -------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                  $    189,352.98
                                                                    ------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                  $  2,398,758.92
                                                                   -------------
               (b)   Interest                                   $     14,549.02
                                                                   -------------
               (c)   Total                                      $  2,413,307.94
                                                                   -------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                  $          0.00
                                                                   -------------
               (b)   Interest                                   $          0.00
                                                                   -------------
               (c)   Total                                      $          0.00
                                                                   -------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                  $          0.00
                                                                   -------------
               (b)   Interest                                   $          0.00
                                                                   -------------
               (c)   Total                                      $          0.00
                                                                   -------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                    $          0.00
                                                                    ------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                    $           0.00
                                                                   -------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                  $          0.00
                                                                   -------------
               (b)   Interest                                   $          0.00
                                                                   -------------
               (c)   Total                                      $          0.00
                                                                   -------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                  $          0.00
                                                                 ---------------
               (b)   Interest                                   $          0.00
                                                                 ---------------
               (c)   Total                                      $          0.00
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                      $901,770,697.60
                                                                 ---------------

13.      Available Funds:                                       $  8,604,408.85
                                                                 ---------------

14.      Realized Losses for prior month:                       $          0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                    $          0.00
                                                                   -------------

17.       Compensating Interest Payment:                        $      2,211.77
                                                                   -------------

18.       Total interest payments:                              $  5,216,913.46
                                                                   -------------

19. Interest
                              Unpaid Class
     Accrued Certificate   Interest Shortfalls     Interest
Class      Interest                                 Payable        Pay-out Rate
-----      --------        -------------------      -------        ------------
PO   $              0.00   $              0.00    $          0.00  %0.000000000
A1   $        153,408.89   $              0.00    $    153,408.89  %5.950000013
A2   $        228,536.00   $              0.00    $    228,536.00  %6.000000000
A3   $        892,574.07   $              0.00    $    892,574.07  %6.249999980
A4   $        210,705.15   $              0.00    $    210,705.15  %6.113750113
A5   $         82,240.06   $              0.00    $     82,240.06  %2.386250057
A6   $      1,198,467.43   $              0.00    $  1,198,467.43  %6.500000005
A7   $        755,721.35   $              0.00    $    755,721.35  %6.499999975
A8   $        271,793.17   $              0.00    $    271,793.17  %6.499999905
A9   $          5,655.89   $              0.00    $          0.00  %6.500003036
A10  $        102,533.15   $              0.00    $    102,533.15  %6.500000317
A11  $         36,259.17   $              0.00    $     36,259.17  %6.500000598
A12  $          8,706.67   $              0.00    $      8,706.67  %8.000003063
A13  $        102,707.73   $              0.00    $    102,707.73  %6.313749920
A14  $         35,564.40   $              0.00    $     35,564.40  %7.105311517
A15  $              0.00   $              0.00    $          0.00  %0.000000000
A16  $              0.00   $              0.00    $          0.00  %0.000000000
A17  $         21,350.55   $              0.00    $          0.00  %6.499999967
A18  $         31,669.04   $              0.00    $     31,669.04  %6.749999467
A19  $         32,841.97   $              0.00    $     32,841.97  %7.000000000
A20  $              0.00   $              0.00    $          0.00  %0.000000000
A21  $          7,116.85   $              0.00    $          0.00  %6.499999951
A22  $        515,883.47   $              0.00    $    515,883.47  %6.500000016
S    $        318,222.99   $              0.00    $    318,222.99  %0.444702617
RL   $              0.00   $              0.00    $          0.00  %0.000000000
M    $         94,792.64   $              0.00    $     94,792.64  %6.500000227
B1   $         38,428.14   $              0.00    $     38,428.14  %6.500000216
B2   $         23,057.96   $              0.00    $     23,057.96  %6.500000235
B3   $         25,618.76   $              0.00    $     25,618.76  %6.500000221
B4   $         10,248.58   $              0.00    $     10,248.58  %6.500000235
B5   $         12,809.38   $              0.00    $     12,809.38  %6.499997953
R    $              0.00   $              0.00    $          0.00  %0.000000000

20.       Principal Distribution Amount:                        $  3,387,495.39
                                                                   -------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution      Accrual Amount
                                  ----------------------      --------------
         Class PO                 $            1,439.59       $        0.00
         Class A1                 $                0.00       $        0.00
         Class A2                 $                0.00       $        0.00
         Class A3                 $                0.00       $        0.00
         Class A4                 $                0.00       $        0.00
         Class A5                 $                0.00       $        0.00
         Class A6                 $        1,576,509.34       $        0.00
         Class A7                 $        1,810,258.32       $        0.00
         Class A8                 $                0.00       $        0.00
         Class A9                 $                0.00       $    5,655.89
         Class A10                $                0.00       $        0.00
         Class A11                $                0.00       $        0.00
         Class A12                $                0.00       $        0.00
         Class A13                $                0.00       $        0.00
         Class A14                $                0.00       $        0.00
         Class A15                $                0.00       $        0.00
         Class A16                $                0.00       $        0.00
         Class A17                $                0.00       $   21,350.55
         Class A18                $                0.00       $        0.00
         Class A19                $                0.00       $        0.00
         Class A20                $                0.00       $        0.00
         Class A21                $                0.00       $    7,116.85
         Class A22                $                0.00       $        0.00
         Class S                  $                0.00       $        0.00
         Class RL                 $                0.00       $        0.00
         Class M                  $           15,452.91       $        0.00
         Class B1                 $            6,264.48       $        0.00
         Class B2                 $            3,758.86       $        0.00
         Class B3                 $            4,176.32       $        0.00
         Class B4                 $            1,670.70       $        0.00
         Class B5                 $            2,088.16       $        0.00
         Class R                  $                0.00       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.      Subordinate Certificate Writedown Amount:            $            0.00
                                                                 ---------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $               0.00
                 B2         $              0.00     $               0.00
                 B3         $              0.00     $               0.00
                 B4         $              0.00     $               0.00
                 B5         $              0.00     $               0.00

25.      Unanticipated Recoveries:                             $           0.00
                                                                  --------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                 Class                  Certificate Interest
                                                Rates
          Class  A4                  %             6.11375011
          Class  A5                  %             2.38625006
          Class  A13                 %             6.31374992
          Class  A14                 %             7.10531152

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                     $      180,536.49
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $            0.00
                                                                     -----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           % 95.814723  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        6.     Group I Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        7.     Group II Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %100.000000  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        11.    Junior Percentage:           %  4.185277
                                             -----------

        12.    Junior Prepayment Percentage:
                                            %  0.000000
                                             -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services